Exhibit 99.11

NOT FOR DISTRIBUTION OR DISSEMINATION IN THE UNITED STATES

GOLDGROUP ANNOUNCES CAD $6.75 MILLION INVESTMENT BY ERIC SPROTT IN RECENTLY ANNOUNCED CAD $7.75 MILLION PRIVATE PLACEMENT FIRST TRANCHE CLOSED

Vancouver, British Columbia (March 17, 2025). Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSX-V:GGA, OTC:GGAZF) is pleased to announce that it has closed the first tranche of the CAD $7.75 million non-brokered private placement (the “Private Placement”) previously announced on March 11, 2025 and March 12, 2025.

The first tranche comprises a total of 23,333,334 units (each, a “Unit”) at CAD $0.30 per Unit for gross proceeds of approximately CAD $7,000,000. Each Unit consists of one common share (a “Common Share”) and one-half common share purchase warrant, with each full warrant (a “Warrant”) being exercisable to purchase one Common Share at a price of $0.45 until March 17, 2027.

Mr. Eric Sprott, through 2176423 Ontario Ltd., a corporation which is beneficially owned by him, acquired 22,500,000 Units at $0.30 per Unit for total consideration of $6,750,000. The acquisition of 22,500,000 Units resulted in holdings of approximately 12.5% of the outstanding Common Shares of the Company and 17.6% of the outstanding Common Shares of the Company on a partially diluted basis (assuming exercise of all 2176423 Ontario Ltd.’s Warrants). Prior to the Private Placement, Mr. Sprott did not own or control any securities of the Company. Following completion of the Private Placement, Mr. Sprott will beneficially own and control 22,500,000 Common Shares and 11,250,000 Warrants representing 12.5% of the outstanding Shares on a non-diluted basis and 17.6% of the outstanding Shares on a partially diluted basis assuming the exercise of such Warrants.

The Units were acquired by Mr. Sprott for investment purposes. Mr. Sprott has a long-term view of the investment and may acquire additional securities of the Company including on the open market or through private acquisitions or sell securities of the Company including on the open market or through private dispositions in the future depending on market conditions, reformulation of plans and/or other relevant factors.

A copy of Mr. Sprott’s early warning Report will appear on Goldgourp’s profile on SEDAR+ and may also be obtained by calling Mr. Sprott’s office at (416) 945-3294 (1106-7 King Street East, Toronto, ON, M5C 3C5).

The Company intends to use the net proceeds raised from the Private Placement for Cerro Prieto mine improvements, Pinos Project preliminary economic assessment update, debt reduction and general working capital. The securities issued under the Private Placement are subject to a four month hold period that expires on July 18, 2025. Closing of the Private Placement is subject to final approval of the TSX Venture Exchange.

The Company issued 900,000 finder’s units (each, a “Finder’s Unit”) to a finder in connection with the Private Placement. Each Finder’s Unit consists of one Common Share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one Common Share at a price of $0.45 until March 17, 2027.

This news release does not constitute an offer to sell or a solicitation of an offer to sell any securities in the United States. The securities described herein have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

About Goldgroup

Goldgroup is a Canadian-based mining Company that owns and operates the Cerro Prieto heap-leach gold mine located in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com

On behalf of the Board of Directors

Ralph Shearing

CEO
+1 (604) 764-0965

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release, including any information relating to future financial or operating performance, may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors including, without limitation: receipt of all required stock exchange and regulatory approvals in connection with the Private Placement and the business of the Company; the completion of the Private Placement as planned; the proposed use of proceeds raised pursuant to the Private Placement and the Company’s plans at the Cerro Prieto project; the scope, duration and impact of the COVID-19 pandemic; the scope, duration and impact of regulatory responses to the pandemic on the employees, business and operations; uncertainties related to actual capital costs operating costs and expenditures; production schedules and economic returns from Goldgroup’s projects; uncertainties associated with development activities; uncertainties inherent in the estimation of mineral resources and precious metal recoveries; uncertainties related to current global economic conditions; fluctuations in precious and base metal prices; uncertainties related to the availability of future financing; potential difficulties with joint venture partners; risks that Goldgroup’s title to its property could be challenged; political and country risk; risks associated with Goldgroup being subject to government regulation; risks associated with surface rights; environmental risks; Goldgroup’s need to attract and retain qualified personnel; risks associated with potential conflicts of interest; Goldgroup’s lack of experience in overseeing the construction of a mining project; risks related to the integration of businesses and assets acquired by Goldgroup; uncertainties related to the competitiveness of the mining industry; risk associated with theft; risk of water shortages and risks associated with competition for water; uninsured risks and inadequate insurance coverage; risks associated with potential legal proceedings; risks associated with community relations; outside contractor risks; risks related to archaeological sites; foreign currency risks; risks associated with security and human rights; and risks related to the need for reclamation activities on Goldgroup’s properties, as well as the risk factors disclosed in Goldgroup’s Annual Information Form and MD&A. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.